Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Supplement Dated November 20, 2020
to the currently effective Statement of Additional Information (“SAI”), as supplemented from time to time, for each series of Guggenheim Funds Trust other than Guggenheim Capital Stewardship Fund (each, a “Fund” and, collectively, the “Funds”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective March 1, 2021, the holding period for the automatic conversion of each Fund’s Class C shares to Class A shares of the same Fund will be reduced from ten years to eight years.  Until March 1, 2021, the current holding period for the automatic conversion of each Fund’s Class C shares to Class A shares of the same Fund will remain in effect.

Accordingly, effective immediately, the below paragraph is added to the end of the section of the SAI entitled “Sales Charges, Reductions and Waivers-Class C Shares”:

Effective March 1, 2021, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 8-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information.

Please Retain This Supplement for Future Reference

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